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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                 FORM 8-K/A-1


                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


           Date of Report (Date of earliest reported): July 18, 1996
                                                       -------------




                           FIRST COMMONWEALTH, INC.
                           ------------------------
            (Exact name of registrant as specified in its charter)





         DELAWARE                  0-27064                    75-2154228
         --------                  -------                    ----------
  (State of incorporation        (Commission                (I.R.S. Employer
      or organization)           File Number)              Identification No.)






             444 NORTH WELLS STREET, SUITE 600, CHICAGO, IL 60610
             ----------------------------------------------------
             (Address of principal executive offices)  (Zip Code)


      Registrant's telephone number, including area code: (312) 644-1800
                                                          --------------





                                NOT APPLICABLE
                                --------------
         (Former name or former address, if changed since last report)

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     The undersigned registrant hereby amends Item 7 of its Current Report on
Form 8-K dated July 18, 1996, as set forth below.

 Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

     (a) Financial Statements of Business Acquired. The following financial statements of business acquired are filed as Exhibit 99.4 hereto:

     Financial Statements of Smileage Dental Services, Inc. as of and for the six months ended June 30, 1996

     Balance Sheets as of June 30, 1996

     Statements of Income for the six months ended June 30, 1996

     Statements of Stockholders' Equity as of June 30, 1996

     Statements of Cash Flows for the six months ended June 30, 1996

     Summary of Accounting Policies

     Notes to Financial Statements

     Financial Statements of Smileage Dental Services, Inc. as of and for the years ended December 31, 1995 and 1994

     Independent Auditors' Report

     Balance Sheets as of December 31, 1995 and 1994

     Statements of Income for the years ended December 31, 1995 and 1994

     Statements of Stockholders' Equity as of December 31, 1995 and 1994

     Statements of Cash Flows for the years ended December 31, 1995 and 1994

     Summary of Accounting Policies

     Notes to Financial Statements

     (b) Pro Forma Financial Information. The following pro forma financial statements of the registrant are filed as Exhibit 99.5 hereto:

     Unaudited Pro Forma Condensed Consolidated Financial Statements of First Commonwealth, Inc. as of and for the six months ended June 30, 1996

     Introduction to the Unaudited Pro Forma Condensed Consolidated Financial Statements

     Unaudited Pro Forma Condensed Consolidated Statement of Income for the six months ended June 30, 1996

     Unaudited Pro Forma Consolidated Balance Sheet as of June 30, 1996

     Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

     Unaudited Pro Forma Condensed Consolidated Financial Statements of First Commonwealth, Inc. as of and for the year ended December 31, 1995

     Introduction to the Unaudited Pro Forma Condensed Consolidated Financial Statements


                                       2

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     Unaudited Pro Forma Condensed Consolidated Statement of Income for the year ended December 31, 1995

     Unaudited Pro Forma Consolidated Balance Sheet as of December 31, 1995

     Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements


     (c)   Exhibits

     23.1  Consent of Accountants

     99.4 Financial Statements of Smileage Dental Services, Inc. as of and for the six months ended June 30, 1996, and as of, and for the year ended December 31, 1995 and 1994

     99.5 Pro Forma Condensed Consolidated Financial Statements of First Commonwealth, Inc. as of, and for the six months ended June 30, 1996, and as of, and for the year ended December 31, 1995




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                                   SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  September 30, 1996           FIRST COMMONWEALTH, INC.
                                          (Registrant)



                                    By:  /s/ Christopher C. Multhauf
                                         ---------------------------
                                         Christopher C. Multhauf
                                         Chairman and Chief Executive Officer

                                       4
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                                 EXHIBIT INDEX



Exhibit No.                                 Description
- -----------                                 -----------

     23.1                         Consent of Accountants

     99.4                         Financial Statements of Smileage
                                  Dental Services, Inc. as of and for the six months ended June 30, 1996 and as of and for the years ended December 31, 1995 and 1994

     99.5 Pro Forma Condensed Consolidated Financial Statements of First Commonwealth, Inc. as of and for the six months ended June 30, 1996 and as of and for the years ended December 31, 1995 and 1994